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                                                                  EXHIBIT 10(gg)


                             AMENDMENT NUMBER ONE TO
                           LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 23, 1997, by and between Foothill Capital Corporation, a California corporation ("Foothill"), on the one hand, and FRI-MRD Corporation, a Delaware corporation ("FRI-MRD"), El Torito Restaurants, Inc., a Delaware corporation ("El Torito"), and Chi-Chi'S, Inc., a Delaware corporation ("Chi-Chi's"), on the other hand, with reference to the following facts:

         A. Foothill, on the one hand, and El Torito, Chi-Chi's, FRI-MRD, and certain of their Affiliates, on the other hand, heretofore have entered into that certain Loan and Security Agreement, dated as of January 10, 1997 (as heretofore amended, supplemented, or otherwise modified, the "Agreement");

         B. El Torito and Chi-Chi's (individually and collectively, jointly and severally, "Borrower") and FRI-MRD have requested Foothill to amend the Agreement to correct the "heading row" of the table contained in Section 7.20(d) of the Agreement, as set forth in this Amendment;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                  NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

                  1. Amendment to the Agreement. The "heading row" of the table set forth in Section 7.20(d) of the Agreement hereby is amended and restated in its entirety to read as follows:

================================================================================
Period Ending                       |    Maximum Ratio
--------------------------------------------------------------------------------


                  2. Representations and Warranties. Each of Borrower and FRI-MRD hereby represents and warrants to Foothill that: (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Agreement, as amended by this



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Amendment, constitute Borrower's and FRI-MRD's legal, valid, and binding obligation, enforceable against Borrower and FRI-MRD in accordance with its terms.

                  3. Reaffirmation and Consent. Concurrently herewith, FRI-MRD and Borrower shall cause each Guarantor to execute and deliver to Foothill the reaffirmation and consent attached hereto as Exhibit A.

                  4. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

                  5. Miscellaneous.

                     a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                     b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                     c. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                  [remainder of page intentionally left blank]

                                        2

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first written above.

                                                   FRI-MRD CORPORATION,
                                                   a Delaware corporation


                                                   By          [SIG]
                                                     ---------------------------
                                                   Title:    President
                                                         -----------------------

                                                   EL TORITO RESTAURANTS, INC.,
                                                   a Delaware corporation


                                                   By    Robert O. Gonda
                                                     ---------------------------
                                                   Title:    Treasurer
                                                         -----------------------


                                                   CHI-CHI'S INC.,
                                                   a Delaware corporation

                                                   By    Robert O. Gonda
                                                     ---------------------------
                                                   Title:    Treasurer
                                                         -----------------------


                                                   FOOTHILL CAPITAL CORPORATION,
                                                   a California corporation

                                                   By
                                                     ---------------------------
                                                   Title:
                                                         -----------------------

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                                    EXHIBIT A
                                    ---------

                            Reaffirmation and Consent

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number One to Loan and Security Agreement, dated as of May 23, 1997 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to Foothill that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to Foothill under the Guaranty and any other Loan Documents to which it is party; and (d) agrees that each of the Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Foothill has no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty.

     FAMILY RESTAURANTS, INC.,
     a Delaware corporation
     FRI-MRD CORPORATION,
     a Delaware corporation
     FRI-ADMIN CORPORATION,
     a Delaware corporation
     EL TORITO FRANCHISING COMPANY,
     a Delaware corporation
     CCMR OF TIMONIUM, INC.,
     a Delaware corporation
     CCMR OF MARYLAND, INC.,
     a Delaware corporation
     CHI-CHI'S OF KANSAS, INC.,
     a Kansas corporation
     CHI-CHI'S OF GREENBELT, INC.,
     a Kentucky corporation
     CHI-CHI'S FRANCHISE OPERATIONS CORPORATION, a Kentucky corporation
     CCMR OF CANTONSVILLE, INC.,
     a Kentucky corporation
     CCMR OF GREENBELT, INC.,
     a Kentucky corporation

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     CCMR OF RITCHIE HIGHWAY, INC.,
     a Kentucky corporation
     CHI-CHI'S MANAGEMENT CORPORATION,
     a Kentucky corporation
     CCMR OF HARFORD COUNTY, INC.,
     a Kentucky corporation
     CHI-CHI'S OF SOUTH CAROLINA, INC.,
     a Kentucky corporation
     MAINTENANCE SUPPORT GROUP, INC.,
     a Kentucky corporation
     CCMR OF FREDERICK, INC.,
     a Kentucky corporation
     CCMR OF INNER HARBOR, INC.,
     a Kentucky corporation
     CHI-CHI'S OF WEST VIRGINIA, INC.,
     a Kentucky corporation
     CCMR ADVERTISING AGENCY, INC.,
     a Kentucky corporation
     CCMR OF GOLDEN RING, INC.,
     a Kentucky corporation


     By        Robert O. Gonda
       --------------------------------

     Title:       Treasurer
           ----------------------------

     CCMR OF CUMBERLAND, INC.,
     a Kentucky corporation


     By      Robert O. Gonda
       --------------------------------

     Title:   Authorized Signatory
           ----------------------------



                                      -S-3-